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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                AMENDMENT NO. 1 TO FORM 8-K FILED ON JUNE 3, 1997

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               (Date of earliest event reported was May 21, 1997)



                                CYTRX CORPORATION
               (Exact Name of Registrant as Specified in Charter)




    Delaware                         000-15327                   58-1642740
(State or Other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)

                             154 Technology Parkway
                             Norcross, Georgia 30092
                           ---------------------------
         (Addresses of Principal Executive Offices, Including Zip Code)

                                 (770) 368-9500
                           ---------------------------
              (Registrant's Telephone Number, Including Area Code)
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         The Current Report on Form 8-K of CytRx Corporation (the "Company")
filed on June 3, 1997 reported the acquisition by the Company on May 21, 1997 of Zynaxis, Inc. Items 7(a) and 7(b) of the report stated that the historical financial statements of Zynaxis, Inc. required under Rule 3-05 of Regulation S-X and the pro forma financial information required under Article 11 of Regulation S-X would be filed no later than 60 days after the date by which the Form 8-K was required to be filed. The purpose of this amendment is to file such financial statements and information.

         The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated June 3, 1997 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The following financial statements of Zynaxis, Inc. are incorporated by reference from Exhibit 99.1 to this report:

                  1. Consolidated Balance Sheets as of March 31, 1997 (unaudited) and December 31, 1996

                  2. Unaudited Consolidated Statements of Operations for the quarters ending March 31, 1997 and March 31, 1996

                  3. Unaudited Consolidated Statements of Cash Flows for the quarters ending March 31, 1997 and March 31, 1996

                  4. Notes to Consolidated Financial Statements for the periods ending March 31, 1997

                  5. Report of Independent Public Accountants on consolidated financial statements for periods ending December 31, 1996

                  6. Audited Consolidated Balance Sheets as of December 31, 1996 and 1995

                  7. Audited Consolidated Statements of Operations for the years ended December 31, 1996, 1995 and 1994

                  8. Audited Consolidated Statements of Stockholders' Equity for the years ended December 31, 1996, 1995 and 1994
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                  9.       Audited Consolidated Statements of Cash Flows for the
                           years ended December 31, 1996, 1995 and 1994

                  10.      Notes to Consolidated Financial Statements


         (b)      Pro Forma Financial Information.

                  The following pro forma financial statements of CytRx Corporation are incorporated by reference from Exhibit 99.1 to this report:

                  1.       Pro forma condensed balance sheet as of March 31,
                           1997

                  2. Pro forma condensed statements of income for the year ended December 31, 1996 and the quarter ending March 31, 1997


         (c)      Exhibits.

          *2.1 Agreement and Plan of Merger and Contribution dated as of December 6, 1997, among the Registrant, CytRx Corporation, Vaxcel Merger Subsidiary, Inc. and Zynaxis, Inc.

          *2.2 Preferred Stock and Warrant Agreement dated as of December 6, 1996, among the Registrant, Zynaxis, Inc. CytRx Corporation and each of the holders of Zynaxis, Inc. warrants signatory thereto.

          99.1      Financial Statements






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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CYTRX CORPORATION
                                    (REGISTRANT)



Date: July 21, 1997                 By: /s/ Jack J. Luchese
                                       -----------------------------------------
                                       Jack J. Luchese, Chairman, President and
                                       Chief Executive Officer (Principal
                                       Executive Officer)
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                                INDEX TO EXHIBITS

                                                                                     Sequential
Exhibit                                                                               Page No.
-------                                                                               --------
 *2.1    Agreement and Plan of Merger and Contribution dated as of December 6,
         1997, among the Registrant, Vaxcel, Inc., Vaxcel Merger Subsidiary,
         Inc. and Zynaxis, Inc.

 *2.2 Preferred Stock and Warrant Agreement dated as of December 6, 1996, among the Registrant, Zynaxis, Inc. Vaxcel, Inc. and each of the holders of Zynaxis, Inc. warrants signatory thereto.

 99.1    Financial Statements

*Previously filed on Form 8-K dated May 21, 1997






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